UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2006

ACXIOM CORPORATION

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

0-13163	71-0581897
(Commission File Number)	(IRS Employer Identification No.)

1 Information Way, P.O. Box 8180, Little Rock, Arkansas	72203-8180
(Address of Principal Executive Offices)	(Zip Code)

501-342-1000

(Registrant's Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01      Entry into a Material Definitive Agreement.

The information reported pursuant to this item is incorporated by reference within Item 5.02 below.

Item 2.02	Results of Operations and Financial Condition.

On May 17, 2006, Acxiom Corporation (the "Company") issued a press release announcing the results of its financial performance for the fourth quarter of fiscal year 2006. The Company held a conference call at 4:30 p.m. CDT on May 17, 2006 to discuss this information further. The press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein. The transcript of the conference call was filed as Exhibit 99.1 to the Company's Current Report on Form 8-K, which was filed with the Securities Exchange Commission on May 18, 2006 and is hereby incorporated by reference in its entirety.

The Company's press release, including the Financial Road Map (March 31, 2006), and other communications from time to time include certain non-GAAP financial measures. A "non-GAAP financial measure" is defined as a numerical measure of a company's financial performance, financial position or cash flows that excludes (or includes) amounts that are included in (or excluded from) the most directly comparable measure calculated and presented in accordance with GAAP in the Company's financial statements.

The attached press release utilizes a non-GAAP measure of free cash flow. Free cash flow is defined as operating cash flow less cash used by investing activities excluding the impact of investments in joint ventures and other business alliances and cash paid and/or received in acquisitions and dispositions. The Company's management believes that while free cash flow does not represent the amount of money available for the Company's discretionary spending since certain obligations of the Company must be funded out of free cash flow, it nevertheless provides a useful measure of liquidity for assessing the amount of cash available for general corporate and strategic purposes after funding operating activities and capital expenditures, capitalized software expenses, and deferred costs.

In addition, return on invested capital, also included in the attached press release, is a non-GAAP financial measure. Management defines "return on invested capital" as income from operations adjusted for the implied interest expense included in operating leases divided by the trailing four quarters' average invested capital. The implied interest adjustment for operating leases is calculated by multiplying the average quarterly balances of the present value of operating leases (beginning balance + ending balance)/2 times an 8% implied interest rate on the leases. Average invested capital is defined as the trailing 4 quarter average of the ending quarterly balances for total assets less cash, less non-interest bearing liabilities, plus the present value of operating leases. Return on invested capital for fiscal 2006 also excludes the impact of certain unusual charges recorded during the quarter ended September 30, 2005. Management believes that return on invested capital is useful because it provides investors with additional information for evaluating the efficiency of the Company's capital deployed in its operations. Return on invested capital does not consider whether the business is financed with debt or equity, but rather calculates a return on all financial capital invested in the business. Return on invested capital includes the present value of future payments on operating leases as a component of the denominator of the calculation, and adjusts the numerator of the calculation for the implied interest expense on those operating leases, in order to recognize the fact that the Company finances portions of its operations with leases instead of using either debt or equity. A reconciliation of return on invested capital to return on assets is included as an attachment to the press release.

Adjusted U.S. operating margin, adjusted international operating margin, and adjusted return on assets are also non-GAAP measures since they exclude unusual charges for the quarter ended September 30, 2005. These charges are excluded as unusual because they were not considered or anticipated when management set the Financial Road Map targets for fiscal 2006, and therefore management believes that it is appropriate to exclude these charges for purposes of comparison to the Financial Road Map. Furthermore, management believes this information will be useful to investors in assessing the Company's performance against the stated Road Map targets. A reconciliation of the adjusted operating margin to operating margin and a reconciliation of adjusted return on assets to return on assets is included as an attachment to the press release.

EBITDA is defined as earnings before interest, taxes, depreciation and amortization. EBITDA is not mentioned in the attached press release, but may be discussed during the conference call. EBITDA can be calculated directly from the financial statements by adding pre-tax income plus interest expense from the statement of operations plus depreciation and amortization from the cash flow statement. Management believes EBITDA is a useful measure of liquidity which may be used by investors to assess the Company's ongoing operations and liquidity.

The non-GAAP financial measures used by the Company in the attached press release may not be comparable to similarly titled measures used by other companies and should not be considered in isolation or as a substitute for measures of performance or liquidity prepared in accordance with GAAP.

Item 5.02(c)	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Effective May 15, 2006, Frank J. Cotroneo, age 47, joined the Company as its Chief Financial Officer. In this position, he will be responsible for all aspects of the Company's financial management and will be a member of the Company Leadership Team. Mr. Cotroneo's previous experience includes serving as CEO of Core Business Consulting LLC from April 2004 - May 2006; as Senior Vice President/CFO of H & R Block from February 2000 - October 2003; and as Senior Vice President/CFO of MasterCard International from 1996 - 2000. He first joined MasterCard International in 1988, holding the positions of Regional Financial Officer based in Singapore (1992 - 1996) and Director of Business Planning and Financial Analysis (1988 - 1992). From 1981 - 1988, he held senior financial analyst positions with AT&T Corporation, Continental Insurance Company, and Western Union Telegraph Company.

Mr. Cotroneo holds a bachelor's degree in accounting from Rider University, Lawrenceville, New Jersey, and an MBA in finance from Monmouth University, West Long Branch, New Jersey. In addition, Frank completed the Corporate Financial Strategy in Global Markets Programme (a post graduate course sponsored by INSEAD / The European Institute of Business Administration) in France. He has also completed the Executive Program at the Darden School of Business, University of Virginia.

The Company entered into an Executive Security Agreement with Mr. Cotroneo effective as of his date of hire. The form used for this agreement was filed as Exhibit 10(t) to the Company's Form 10-K for the year ended March 31, 2002 and is incorporated by reference herein. The terms of the agreement provide that a payment will be triggered if Mr. Cotroneo is terminated (other than for cause) within the three-year period following a change of control, or if he resigns for good reason following a change of control, e.g., a demotion, reduction in salary, relocation, significant change in responsibilities, etc. The amount payable under the agreement is 2.99 times annual compensation if terminated in Year 1 after a change of control; 2 times annual compensation if terminated in Year 2 after a change of control; or 1 times annual compensation if terminated in Year 3 after a change of control.

Rodger S. Kline, who served as the acting chief financial officer in his role as Chief Finance and Administrative Leader during the past 16 months, will continue to serve as a member of the Board of Directors and as Chief Administrative Leader. In this role Mr. Kline will continue to be responsible for administrative processes. Functions for which Mr. Kline will be responsible include hardware and software procurement, facilities and data center support, risk management, internal audit, and physical security & information security.

Item 9.01	Financial Statements and Exhibits

(c)	Exhibits

The following exhibits are furnished herewith:

Exhibit Number	Description

99.1	Press Release of the Company dated May 17, 2006 announcing fourth quarter earnings for fiscal year 2006.

99.2

Transcript of the Company's fourth quarter fiscal 2006 earnings conference call held on May 17, 2006 (incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K (file no. 000-13163), as filed on May 18, 2006)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	May 19, 2006

ACXIOM CORPORATION

By:        /s/ Jerry C. Jones

Name:	Jerry C. Jones
Title:	Business Development/Legal Leader

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of the Company dated May 17, 2006 announcing fourth quarter earnings for fiscal year 2006.

99.2

Transcript of the Company's fourth quarter fiscal 2006 earnings conference call held on May 17, 2006 (incorporated by reference to Exhibit 99.1 to the Registrant's Form 8-K (file no. 000-13163), as filed on May 18, 2006)